UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – February 12, 2010
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-22810	03-0311630
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
Number)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044
(Address of principal executive offices)   (Zip Code)

(267) 317-4009
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Robert M. Kramer, an executive officer of Mace Security International, Inc. (the “Company”), has been terminated upon the expiration of his employment contract, effective on February 12, 2010.  Mr. Kramer served as the Company’s Executive Vice President, General Counsel, Corporate Secretary and Director of Human Resources.  Mr. Kramer was terminated as part of the Company’s continuing initiative to reduce its costs.  To the extent needed, the Company will have its legal services provided by outside counsel. Gregory M. Krzemien, the Company’s Chief Financial Officer and Treasurer, assumed the Corporate Secretary responsibilities effective immediately pursuant to a Board decision.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 16, 2010		Mace Security International, Inc.

	By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer